UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

CHEROKEE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Monday, June 10, 2019, for Cherokee Inc.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/CHKE.To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.  Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.  If you want to receive a paper or e-mail copy of the proxy materials, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 31, 2019.  For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/CHKE  Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods:  TELEPHONE (866) 648-8133 *E-MAIL www.investorelections.com/CHKE  INTERNET  paper@investorelections.com  * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below.  requests, instructions or other inquiries should be included with your e-mail requesting material.  ACCOUNT NO. SHARES  Cherokee Inc. Notice of Annual Meeting  Date: Monday, June 10, 2019  Time: 10:00 a.m. (Pacific Time)  Place: 5990 Sepulveda Boulevard, Suite 600, Sherman Oaks, CA 91411 The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” the following.  1. Election of Directors Nominees 01 Evan Hengel 03 Jess Ravich 05 Henry Stupp 02 Dwight B. Mamanteo 04 Patti Johnson  The Board of Directors recommends that you vote “FOR” the following.  2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending February 2, 2020. 3. Approval of non-binding advisory resolution on executive compensation. 4. To approve an amendment to Cherokee’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of Cherokee from 20,000,000 to 30,000,000. 5. To approve an amendment to Cherokee’s Amended and Restated Certificate of Incorporation to effect, on or before December 31, 2019, a reverse split of Cherokee’s authorized common stock and issued and outstanding common stock, at a ratio of between 1-2 and 1-10 and if and when and at such ratio as may be determined by Cherokee’s Board of Directors. 6. To approve an amendment to and restatement of the Cherokee Inc. Amended and Restated 2013 Stock Incentive Plan to increase the aggregate number of shares available thereunder by 600,000 shares. 7. To transact such other business as may be properly brought before the Annual Meeting or any postponement or adjournment thereof.